UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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AutoImmune Inc.

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AUTOIMMUNE INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 20, 2004

The Annual Meeting of Stockholders of AutoImmune Inc. will be held on Thursday, May 20, 2004 at 11:00 o’clock in the morning Eastern Time at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts, for the following purposes:

1.	To elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified; and

2.	To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournment thereof.

Stockholders of record at the close of business on April 1, 2004 are entitled to receive notice of and to vote at the Annual Meeting.

By Order of the Board of Directors

Constantine Alexander

Secretary

April 8, 2004

YOUR VOTE IS IMPORTANT. IF YOU DO NOT EXPECT TO BE PRESENT AT THE ANNUAL MEETING AND WISH YOUR SHARES OF CAPITAL STOCK TO BE VOTED, YOU ARE REQUESTED TO SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. A RETURN ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES IS ENCLOSED FOR THAT PURPOSE.

AUTOIMMUNE INC.

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

May 20, 2004

AutoImmune is furnishing this proxy statement and accompanying proxy card to you in connection with the solicitation by and on behalf of the Board of Directors of AutoImmune Inc. of proxies to be voted at AutoImmune’s Annual Meeting of Stockholders and at any adjournment or adjournments thereof (the “Annual Meeting”). Action will be taken at the Annual Meeting to elect a Board of Directors to serve for the ensuing year and until their successors are duly elected and qualified.

You are cordially invited to attend the Annual Meeting, which is to be held, pursuant to the accompanying Notice of Annual Meeting, on Thursday, May 20, 2004 at 11:00 a.m. at the offices of Nutter, McClennen & Fish, LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts.

Shares of AutoImmune common stock, par value $0.01 (“Common Stock”), represented by a properly executed proxy received by AutoImmune prior to the Annual Meeting, will, unless revoked, be voted as directed in the proxy.

AutoImmune’s principal executive offices are located at 1199 Madia Street, Pasadena, CA 91103.

AutoImmune is mailing this proxy statement and the related proxy on or about April 8, 2004 to its stockholders of record on April 1, 2004.

ANNUAL REPORT AND INDEPENDENT ACCOUNTANTS

AutoImmune’s Annual Report to Stockholders for the fiscal year ended December 31, 2003, including AutoImmune’s financial statements and PricewaterhouseCoopers LLP’s report on the financial statements, is being mailed with this proxy statement to each of AutoImmune’s stockholders of record on April 1, 2004. The Audit Committee intends to select PricewaterhouseCoopers LLP as AutoImmune’s independent accountants for the current fiscal year. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting where they will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

VOTING AT THE ANNUAL MEETING

Stockholders Entitled to Vote

Stockholders of record at the close of business on April 1, 2004 may vote at the Annual Meeting. On April 1, there were 16,919,623 shares of Common Stock outstanding and entitled to vote. Each share of Common Stock is entitled to one vote on each matter listed in the Notice of Annual Meeting.

How to Vote Your Shares

Stockholders of record may vote their shares by signing, dating and returning the enclosed proxy card. Each proxy that is properly received by AutoImmune prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions given on such proxy. Votes may be cast in favor of a nominee for director or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors. (Broker non-votes occur when brokers or nominees holding stock in “street name” indicate on proxies that they do not have discretionary authority to vote the shares on a particular matter.) If no instructions are indicated, the shares represented by the proxy will be voted FOR the election of the nominees for director listed in this proxy statement and in such manner as the proxies shall decide on any other matters that may properly come before the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person, whether or not a proxy has been previously given, but the mere presence of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy. In addition, stockholders whose shares of Common Stock are not registered in their own name will need to obtain a legal proxy from the record holder of such shares to vote in person at the Annual Meeting.

How to Revoke or Change Your Vote

Any stockholder giving a proxy prior to the Annual Meeting has the power to revoke it at any time before it is exercised by (i) sending a written revocation that is received by the Secretary of AutoImmune, (ii) executing and returning another proxy bearing a later date, or (iii) attending the Annual Meeting and voting in person. Any stockholder of record attending the Annual Meeting may vote in person, whether or not he or she has previously given a proxy.

Quorum Needed to Hold Meeting

A quorum of stockholders is necessary to take action at the Annual Meeting. The holders of issued and outstanding shares of Common Stock that represent a majority of the votes entitled to be cast at the Annual Meeting, present in person or represented by proxy, will constitute a quorum.

Vote Required to Elect Directors

If a quorum is present at the Annual Meeting, the directors will be elected by a plurality of the votes cast at the Annual Meeting by the holders of shares entitled to vote.

ELECTION OF DIRECTORS

AutoImmune’s By-laws provide that the number of directors that shall constitute the Board of Directors shall be determined by the Board of Directors from time to time, but in no event shall the number of directors be less than three. AutoImmune’s Board of Directors has currently set the number of directors to serve on the Board of Directors for the ensuing year at four.

It is the intention of the persons named as proxies in the accompanying form of proxy (unless authority to vote therefor is specifically withheld) to vote for the election of the persons named in the following table, all of whom are now directors of AutoImmune, to serve for the ensuing year and until their successors are elected and qualified. In the event that any of the nominees becomes unavailable (which is not now anticipated by AutoImmune), the persons named as proxies have discretionary authority to vote for a substitute person. The Board of Directors has no reason to believe that any of the nominees will be unwilling or unable to serve if elected.

Each of the following directors has been nominated by AutoImmune’s Board of Directors for reelection at the Annual Meeting:

Name	Age	Director Since
Robert C. Bishop, Ph.D.	61	1992
Hugh A. D’Andrade	65	1994
Allan R. Ferguson	61	1988
R. John Fletcher	58	1991

Robert C. Bishop, Ph.D.—Dr. Bishop has served as President and Chief Executive Officer of AutoImmune since he joined AutoImmune in May 1992 and as Chairman of the Board since May 1999. Prior to joining AutoImmune, Dr. Bishop held senior management positions at Allergan, Inc., an eye and skin care company, including President of Allergan Medical Optics from 1986 to 1988, Senior Vice President of Corporate Development from December 1988 to August 1989, President of Allergan Pharmaceuticals, Inc. from August 1989 to February 1991 and Group President of Allergan Therapeutics Group from February 1991 to May 1992. Dr. Bishop is also a director of Millipore Corporation, Caliper Life Sciences Corporation and Optobionics Corporation. Additionally, Dr. Bishop is a Trustee of MFS/Compass Funds Complex (consisting of 7 funds/36 portfolios advised by MFS Investment Management).

Hugh A. D’Andrade—Mr. D’Andrade is currently retired. Mr. D’Andrade was Vice Chairman and Chief Administrative Officer of Schering-Plough Corporation from January 1996 until December 2000.

Allan R. Ferguson—Mr. Ferguson has been Managing Director of 3i Technology Partners, an international venture capital group, since July 1999. From April 1993 to July 1999, Mr. Ferguson was General Partner of Atlas Venture, an international venture capital fund which invests in early stage health care companies, and leader of its Life Science team.

R. John Fletcher—Mr. Fletcher is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting firm founded in 1983 which specializes in strategy development for high technology and health care businesses. Mr. Fletcher is managing partner of Fletcher Spaght Ventures, a venture capital fund. Mr. Fletcher is also a director of Axcelis Technologies, Inc., NMT Medical, Inc. and Spectranetics, Inc.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH DIRECTOR NOMINEE.

CORPORATE GOVERNANCE

Board of Directors

AutoImmune’s Board of Directors met four times in 2003. The Board of Directors has determined that Messrs. D’Andrade, Ferguson and Fletcher are independent directors, as defined in Rule 4200 of the National Association of Securities Dealers’ listing standards. There are no family relationships among any of the directors or executive officers of AutoImmune. Each director attended at least 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which he served.

Committees of the Board of Directors

The Board of Directors currently has the following three standing committees:

(1) Audit Committee.    The Audit Committee consists of Messrs. D’Andrade, Ferguson and Fletcher. The function of the Audit Committee is to oversee the accounting and financial reporting processes of AutoImmune and the audits of the financial statements of AutoImmune. The Board of Directors has adopted a written charter for the Audit Committee. A copy of the charter is included as Appendix A to this proxy statement, and is available on AutoImmune’s website at http://www.autoimmuneinc.com. Each Audit Committee member is able to read and understand fundamental financial statements. The Board of Directors has determined that Messrs. Ferguson and Fletcher are audit committee financial experts, as defined under the federal securities laws. Each member of the Audit Committee is independent, as defined in the National Association of Securities Dealers’ listing standards. The Audit Committee met three times in 2003.

(2) Compensation Committee.    The Compensation Committee consists of Messrs. D’Andrade, Ferguson and Fletcher. The function of the Compensation Committee is to determine and oversee the compensation practices and policies of AutoImmune. The Board of Directors has adopted a written charter for the Compensation Committee. Each member of the Compensation Committee is independent, as defined in the National Association of Securities Dealers’ listing standards. A copy of the charter is available on AutoImmune’s website at http://www.autoimmuneinc.com. The Compensation Committee met one time in 2003.

(3) Nominating and Governance Committee.    The Nominating and Governance Committee consists of Messrs. D’Andrade, Ferguson and Fletcher. The function of the Nominating and Governance Committee is to focus on issues involving the composition and operation of the Board of Directors and the development of good corporate governance practices. The Board of Directors adopted a written charter for the Nominating and Governance Committee in February 2004 when the Committee was formed. A copy of the charter is available on AutoImmune’s website at http://www.autoimmuneinc.com. Each member of the Nominating and Governance Committee meets the independence requirements under the National Association of Securities Dealers’ listing standards. The Board of Directors, as a whole, addressed the Nominating and Governance Committee’s responsibilities during fiscal year 2003.

Director Nomination Process

The Nominating and Governance Committee will consider director candidates recommended by stockholders. Stockholders who wish to recommend to the Nominating and Governance Committee candidates for election to the Board of Directors must do so in writing. The recommendation should be sent to the Secretary of AutoImmune, care of Constantine Alexander, Esq., Nutter McClennen & Fish LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210-2604, who will, in turn, forward the recommendation to the Committee. The recommendation must set forth (i) the name and address as they appear on AutoImmune’s books of the stockholder making the recommendation and the class and number of shares of capital stock of AutoImmune beneficially owned by such stockholder and (ii) the name of the candidate and all information relating to the candidate that is required to be disclosed in solicitations of proxies for election of directors under the federal proxy rules. The recommendation must be accompanied by the candidate’s written consent to being named in AutoImmune’s proxy statement as a nominee for election to the Board and to serving as a director, if elected. Stockholders must also comply with all requirements of AutoImmune’s by-laws with respect to nomination of persons for election to the Board of Directors.

The Nominating and Governance Committee believes that persons nominated for election to the Board of Directors should possess sufficient business or financial experience and a willingness to devote the time and effort necessary to discharge the responsibilities of a director. This experience can include, but is not limited to, service on other boards of directors or active involvement with other boards of directors and experience in the industry in which AutoImmune conducts its business. The Nominating and Governance Committee believes that the qualifications and strengths of an individual in totality, rather than any specific factor, shall be primary, with a view to nominating persons for the election to the Board of Directors whose backgrounds, integrity, and personal characteristics indicate that they will make a contribution to the Board of Directors.

The Nominating and Governance Committee intends to identify candidates for election to the Board of Directors through the personal knowledge and experience of the members of the Committee and third-party recommendations. Candidates will be evaluated based upon their backgrounds and/or interviews with members of the Nominating and Governance Committee.

Stockholder Communication Policy

Stockholders may send communications to the Board of Directors or individual members of the Board of Directors by writing to them, care of the Secretary, Constantine Alexander, Esq., Nutter McClennen & Fish LLP, World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210-2604, who will forward the communication to the intended director or directors. If the stockholder wishes the communication to be confidential, then the communication should be provided in a form that will maintain confidentiality.

Attendance at Annual Meeting of Stockholders

AutoImmune does not have a specific policy with regard to board members’ attendance at annual meetings of stockholders. Dr. Bishop attended last year’s annual meeting of stockholders.

Code of Ethics

Autoimmune has adopted a Code of Ethics in compliance with the federal securities laws. The Code of Ethics applies to all directors, officers and employees of AutoImmune and is posted on AutoImmune’s website at http://www.autoimmuneinc.com.

CERTAIN ADDITIONAL INFORMATION CONCERNING THE BOARD OF DIRECTORS

Pursuant to the Stock Option Plan for Nonemployee Directors (the “Nonemployee Director Plan”), each director who is not an employee of AutoImmune automatically receives an option to purchase 25,000 shares of Common Stock immediately following the annual meeting of stockholders at which he is first elected. Each year thereafter, if the individual is still a member of the Board of Directors, the director receives an option to purchase 6,500 shares of Common Stock. Each nonemployee director who is a member of a standing committee of the Board of Directors automatically receives an additional option to purchase 1,000 shares of Common Stock immediately following his first election to a standing committee of the Board of Directors. An option to purchase an additional 1,000 shares of Common Stock is automatically granted every four years to a director who continues to be a member of the standing committee. The exercise price of options granted under the Nonemployee Director Plan is equal to the closing price of a share of AutoImmune’s Common Stock on the Nasdaq National Market on the date the option is granted. The options become exercisable in four equal annual installments commencing one year after the date of grant, provided that the director continues to be eligible under the terms of the Nonemployee Director Plan. During 2003, options to purchase 24,500 shares of Common Stock were granted to nonemployee directors under the Nonemployee Director Plan.

In addition, each nonemployee director is eligible to receive options to purchase shares of Common Stock under the terms of AutoImmune’s 1998 Stock Option Plan. During 2003, options to purchase 11,000 shares of Common Stock were granted to non-employee directors under the 1998 Stock Option Plan.

Each nonemployee director receives an annual retainer of $10,000 plus $1,000 for each committee of which he is a member. In addition, members of the Board of Directors are reimbursed for expenses they incur in attending meetings.

Directors hold office until the next meeting of the stockholders of AutoImmune and until their successors are elected and qualified.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Fletcher, a director of AutoImmune, is the founder and Chief Executive Officer of Fletcher Spaght, Inc., a management consulting firm. In January 2000, AutoImmune entered into an agreement with Fletcher Spaght under which Fletcher Spaght agreed to assist AutoImmune with the potential launch of COLLORAL® as a product for the nutritional support of patients with rheumatoid arthritis. In consideration of these services, Fletcher Spaght received a monthly retainer of $10,000 from January 2000 until May 2000. In addition, Fletcher Spaght was entitled to receive a payment of (i) 5% of the amount, if any, that AutoImmune received for any U.S.

rights to COLLORAL as a nutritional product in a transaction consummated on or before December 31, 2001 less (ii) the amount of retainer fees received by Fletcher Spaght under the agreement. In April 2001, the agreement with Fletcher Spaght was amended to reduce the amount Fletcher Spaght is entitled to receive to 2.5% of the amount that AutoImmune receives for any U.S. rights to COLLORAL as a nutritional product in a transaction consummated on or before December 31, 2002. In August 2002 AutoImmune entered into a joint-venture with Deseret Laboratories, Inc. to manufacture, market and sell COLLORAL as a nutritional product. As of April 1, 2004, Fletcher Spaght had received no payment under its agreements with AutoImmune, other than the initial monthly retainer.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table contains a summary of the annual, long-term and other compensation paid or accrued during the fiscal years ended December 31, 2001, 2002 and 2003 to AutoImmune’s Chief Executive Officer and the Director of Finance (the only other executive officer of AutoImmune) in 2003 (collectively, the “Named Executive Officers”).

Long-Term Compensation
		Annual Compensation		Other Annual Compensation ($)	Awards			Payouts
Name and Principal Position	Year	Salary($)	Bonus($)		Restricted Stock Awards($)	Securities Underlying Options (#)		LTIP Payouts ($)	All Other Compensation ($)
Robert C. Bishop President and Chief Executive Officer(1)	2001 2002 2003	113,245 105,979 102,146	— — —	— — —	— — —	— 500,000 —	(2)	— — —	— — —

Heather A. Ellerkamp Treasurer and Director of Finance(3)	2001 2002 2003	45,683 46,751 59,098	— — —	— — —	— — —	— — —		— — —	— — —

(1)	Dr. Bishop’s full-time employment by AutoImmune terminated on December 31, 1999. He is still an executive officer of AutoImmune and continues to provide services to AutoImmune on a part-time basis.
(2)	On July 9, 2002, Dr. Bishop received an option to purchase 500,000 shares of AutoImmune’s Common Stock under AutoImmune’s 1998 Stock Option Plan. This grant replaced Dr. Bishop’s initial grant of 450,000 shares which expired on May 1, 2002.
(3)	Ms. Ellerkamp’s full-time employment by AutoImmune terminated on November 19, 1999. She is still an executive officer of AutoImmune and continues to provide services to AutoImmune on a part-time basis.

AutoImmune did not grant any restricted stock awards or stock appreciation rights or make any long term incentive plan payouts in 2003.

Effective November 19, 1999 and December 31, 1999, Ms. Ellerkamp and Dr. Bishop, respectively, ceased being full-time employees of AutoImmune and became part-time common law employees and entered into agreements with AutoImmune pursuant to which they agreed to provide services similar to those they provided as full-time employees. Dr. Bishop’s agreement was amended effective March 1, 2000. Ms. Ellerkamp’s agreement was amended effective January 1, 2003. Under the agreements, Dr. Bishop receives compensation of $210 per hour for his services and Ms. Ellerkamp receives compensation of $110 per hour for her services.

OPTION GRANTS IN LAST FISCAL YEAR

No options were granted to the Named Executive Officers during the fiscal year ended December 31, 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR

AND FISCAL YEAR-END OPTION VALUES

There were no options exercised by any Named Executive Officer during the fiscal year ended December 31, 2003. The following table sets forth information as of December 31, 2003 concerning exercisable and unexercised stock options held by the Named Executive Officers.

	Number of Securities Underlying Unexercised Options at Fiscal Year End		Value of Securities Underlying Unexercised In- the-Money Options at Fiscal Year End($)(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Robert C. Bishop	544,000	200,000	$318,000	$212,000
Heather A. Ellerkamp	122,600	—	$83,900	$—

(1)	Based upon a fair market value of $1.58 per share of AutoImmune’s Common Stock, which was the closing price per share on December 31, 2003.

EQUITY COMPENSATION PLAN INFORMATION

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column(a))
Equity compensation plans approved by security holders:
Options	1,200,661	$1.58	720,375
Warrants	750,000	$1.93	—
Equity compensation plans not approved by security holders	—	—	—

Total	1,950,661	$1.71	720,375

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors is comprised of three nonemployee directors who are all independent as defined in Rule 4200 of the National Association of Securities Dealers listing standards.

Responsibilities

The Compensation Committee is responsible for assisting the Board of Directors in determining and overseeing the compensation practices and policies of AutoImmune. In addition, the Compensation Committee is responsible for the administration of and the granting of awards under AutoImmune’s 1998 Stock Option Plan and AutoImmune’s Stock Option Plan for Nonemployee Directors.

Executive Compensation

There are three principal components of the compensation provided to AutoImmune’s executive officers: base salary, incentive bonus, and equity incentive compensation. The Compensation Committee is responsible for recommending to the Board for determination by the Board the compensation for AutoImmune’s executive officers. The Compensation Committee’s basic policy in setting compensation for AutoImmune’s executive officers is to ensure that compensation is (i) designed to align the interests of executive management with the long-term interests of the stockholders and (ii) competitive with the compensation paid by other development stage biotechnology companies in order to attract and retain executives. The Compensation Committee also endeavors to base compensation on each individual’s contribution to AutoImmune’s success. The Compensation Committee’s objective is to have each executive’s compensation package contingent on AutoImmune’s operational and, ultimately, financial success. The Compensation Committee believes that long term equity-based incentive compensation (in the form of stock options) that is performance driven constitutes a fundamental element of each executive officer’s total compensation package. The Compensation Committee’s policy generally is that executive officers should have a compensation package that places greater emphasis and dependence upon AutoImmune’s success and stock appreciation than on base salary.

Base Salary.    In late 1999, the two remaining executive officers of AutoImmune, Dr. Bishop and Ms. Ellerkamp, ceased being full-time employees of AutoImmune and began working in the same capacity on a part-time basis. Dr. Bishop and Ms. Ellerkamp are paid on an hourly basis at the rate of $210 per hour and $110 per hour, respectively. The hourly rates are based on their most recent base salaries and on rates charged currently by consultants providing similar services.

Incentive Bonus.    In fiscal year 2003, there were no incentive bonus payments to any of AutoImmune’s executive officers.

Stock Options.    In fiscal year 2003, there were no stock options granted to any of AutoImmune’s executive officers.

Respectfully submitted,

The Compensation Committee

Allan R. Ferguson, Chair

Hugh A. D’Andrade

R. John Fletcher

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors is appointed by the Board of Directors and currently consists of three directors each of whom is independent as defined in the National Association of Securities Dealers’ listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors of AutoImmune.

On behalf of the Board of Directors, the Audit Committee oversees AutoImmune’s financial reporting process and AutoImmune’s system of internal accounting and financial controls. Management is responsible for the development and maintenance of AutoImmune’s financial statements, financial reporting process and system of internal controls. In order to discharge its oversight role effectively, the Audit Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of AutoImmune and has the power to retain outside legal counsel, auditors or other experts for this purpose.

AutoImmune’s independent public accountants, PricewaterhouseCoopers LLP, are responsible for performing an audit of AutoImmune’s financial statements in accordance with expressing an opinion on the conformity of the audited financial statements with generally accepted accounting principles and issuing a report thereon. Their opinion, titled “Report of Independent Auditors,” may be found in AutoImmune’s Annual Report on Form 10-K. The Audit Committee reviewed with the independent auditors their judgments as to the quality and acceptability of AutoImmune’s accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards. Additionally, the Audit Committee discussed with the independent auditors the auditors’ independence from management and from AutoImmune, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1. Although the Audit Committee is responsible for overseeing these processes, it does not prepare or audit AutoImmune’s financial statements or certify that they are complete or accurate.

In fulfilling its oversight responsibilities for the fiscal year ended December 31, 2003, the Audit Committee reviewed the financial statements published in AutoImmune’s Annual Report on Form 10-K with management by examining and discussing the quality and acceptability of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. In addition, the Audit Committee discussed with AutoImmune’s independent auditors the overall scope of and plans for its audit. The Audit Committee met with the independent auditors, with and without management present, to discuss the results of its examination, its evaluation of AutoImmune’s internal controls and the overall quality for AutoImmune’s financial reporting.

The Audit Committee has determined that the provision of non-audit services provided by the independent auditors in fiscal year 2003 was compatible with maintaining PricewaterhouseCoopers LLP’s independence.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board of Directors approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2003 for filing with the Securities and Exchange Commission. The Audit Committee intends to select PricewaterhouseCoopers LLP as independent auditors of AutoImmune for the fiscal year ended December 31, 2003.

Respectfully submitted,

The Audit Committee

R. John Fletcher, Chair

Hugh A. D’Andrade

Allan R. Ferguson

INDEPENDENT PUBLIC ACCOUNTANTS

General

PricewaterhouseCoopers LLP served as AutoImmune’s principal independent public accountants for the fiscal year ended December 31, 2003. The Audit Committee intends to select PricewaterhouseCoopers LLP as AutoImmune’s independent public accountants for fiscal year ended December 31, 2004.

Fees by the Independent Public Accountant

Aggregate fees billed to AutoImmune for the fiscal years ended December 31, 2003 and 2002 by PricewaterhouseCoopers LLP for services are as follows:

	2003		2002
Audit Fees	$60,700		$44,500
Audit Related Fees	—		5,000	(1)
Tax Fees	13,700	(2)	13,300	(2)
All Other Fees	—		—

Total Fees	$74,400		$62,800

(1)	All $5,000 is attributable to evaluation of the effect of new accounting pronouncements.
(2)	Consists of fees billed for domestic tax consulting and compliance.

The Audit Committee (or one or more designated members of the Audit Committee) pre-approves all auditing and non-audit services (except de minimus non-audit services and services within the scope of an approved engagement of the auditor) provided to AutoImmune by its independent public accountants in accordance with the Audit Committee’s charter. There were no de minimus non-audit services or auditing services provided to AutoImmune in 2003 that were not approved by the Audit Committee or the designated member(s) thereof.

COMPARATIVE STOCK PERFORMANCE

Comparison of Total Return Among AutoImmune Inc.,

Nasdaq Pharmaceutical Index and

the Nasdaq Composite Index

The following graph compares, for the five year period commencing on December 31, 1998 and ending on December 31, 2003, the cumulative total return of AutoImmune’s Common Stock with the Nasdaq Pharmaceutical Index and the Nasdaq Composite Index, assuming the investment of $100 on December 31, 1998 and the reinvestment of any dividends.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of AutoImmune’s Common Stock as of March 18, 2004 by (i) those persons known to AutoImmune to be the beneficial owners of more than five percent of the outstanding shares of Common Stock, (ii) each director of AutoImmune, (iii) the Named Executive Officers and (iv) all directors and executive officers of AutoImmune as a group. This information has been furnished by the persons named in the table below or in filings made with the Securities and Exchange Commission. Where the number of shares set forth below includes shares beneficially owned by spouses and minor children, the named persons disclaim any beneficial interest in the shares so included.

Name and Address of Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Common Stock(2)
Five Percent or Greater Stockholders
Andrew H. Tisch and others 667 Madison Avenue New York, NY 10021	1,386,600	(3)	8.2%
Eastbourne Capital Management, L.L.C 1101 Fifth Avenue, Suite 160 San Rafael, CA 94901	2,085,600	(4)	12.3%
BVF Partners L.P. 227 West Monroe Street, Suite 4800 Chicago, IL 60606	3,589,097	(5)	21.2%

Directors
Robert C. Bishop	603,339	(6)	3.6%
Hugh A. D’Andrade	137,250	(7)	*
Allan R. Ferguson	90,203	(8)	*
R. John Fletcher	70,560	(9)	*

Named Executive Officers
Robert C. Bishop	603,339	(6)	3.6%
Heather A. Ellerkamp	121,319	(10)	*
Directors and officers as a group (6 persons)	1,022,671	(11)	6.0%

*	Less than 1%
(1)	Except as otherwise noted, each person referenced in the table has sole voting and investment power with respect to such person’s shares.
(2)	Percentages in the table are based upon 16,919,623 shares of common stock outstanding as of March 18, 2004.
(3)	Includes 325,200 shares of Common Stock held by Andrew H. Tisch, 325,200 shares of Common Stock held by Daniel R. Tisch, 325,200 shares of Common Stock held by James S. Tisch, 325,200 shares of Common Stock held by Thomas J. Tisch, 59,700 shares of Common Stock held by FBB Associates, 13,050 shares of Common Stock held by Baker/Tisch Investments, L.P. and 13,050 shares of Common Stock held by Baker Bros. Investments, L.P. Each of Andrew H. Tisch, Daniel R. Tisch, James S. Tisch and Thomas J. Tisch have shared voting and investment power with respect to all of the 325,200 shares of Common Stock held by each other person. Julian C. Baker and Felix G. Baker may be deemed to be beneficial owners of shares owned by Baker/Tisch Investments, L.P., Baker Bros. Investments, L.P. and FBB Associates, a general partnership, and have shared voting and investment power with respect to 85,800 shares of Common Stock. This information is provided pursuant to a Schedule 13G filed with the Securities and Exchange Commission on February 13, 2004.
(4)	Includes 1,042,800 shares of Common Stock held by Eastbourne Capital Management LLC and 1,042,800 shares of Common Stock held by Richard Jon Barry. Each of Eastbourne Capital Management LLC and

Richard Jon Barry share voting and investment power with respect to the other person’s or entity’s 1,042,800 shares of Common Stock. This information is provided pursuant to an Amendment to Schedule 13G filed with the Securities and Exchange Commission on February 12, 2004.

(5)	Includes 1,403,529 shares of Common Stock held by Biotechnology Value Fund, L.P., 603,163 shares of Common Stock held by Biotechnology Value Fund II, L.P., and 1,406,905 shares of Common Stock held by BVF Investments, L.L.C. Each of Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P. and BVF Investments, L.L.C. share with BVF Partners L.P. voting and investment power with respect to the shares of Common Stock each such entity beneficially owns. BVF Partners L.P. and BVF Inc. share voting and investment power with respect to 3,589,097 shares of Common Stock with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., and BVF Investments, L.L.C. This information is provided pursuant to an Amendment to Schedule 13D filed with the Securities and Exchange Commission on June 14, 2002.
(6)	Includes 544,000 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(7)	Includes 10,000 shares of Common Stock held by a trust of which Mr. D’Andrade is a trustee and 84,750 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(8)	Includes 12,403 shares of Common Stock owned by Mr. Ferguson, 73,750 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days, 3,250 shares of Common Stock owned jointly by Mr. Ferguson and his spouse and 800 shares of Common Stock owned by Mr. Ferguson’s spouse. Mr. Ferguson has shared voting and investment power with respect to all such shares of Common Stock except that Mr. Ferguson has sole voting and investment power with respect to the 12,403 shares of Common Stock owned by him and the 73,750 shares of Common Stock issuable pursuant to options exercisable within 60 days and no voting and investment power with respect to the 800 shares held by his spouse.
(9)	Includes 60 shares of Common Stock owned by Mr. Fletcher’s minor children and 67,500 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(10)	Includes 118,100 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.
(11)	Includes 888,100 shares of Common Stock issuable upon the exercise of options that are exercisable or will become exercisable within 60 days.

SECTION 16(a) BENEFICIAL OWNERSHIP

REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires AutoImmune’s directors, executive officers and persons who beneficially own more than ten percent of a registered class of AutoImmune’s equity securities to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of AutoImmune. Officers, directors and greater than ten percent beneficial owners are required to furnish AutoImmune with copies of all Section 16(a) forms they file.

To AutoImmune’s knowledge, based solely on review of the copies of Section 16(a) reports furnished to AutoImmune and written representations that no other reports were required, during the fiscal year ended December 31, 2003, all Section 16(a) filing requirements applicable to AutoImmune’s executive officers, directors and greater than ten percent beneficial owners were timely satisfied.

STOCKHOLDER PROPOSALS FOR NEXT YEAR’S ANNUAL MEETING

Stockholder proposals intended to be presented at the next annual meeting of stockholders must be received by AutoImmune at its principal executive offices by December 9, 2004 for inclusion in the proxy statement and form of proxy relating to that meeting and must comply with the applicable requirements of the federal securities laws.

The By-laws of AutoImmune specify when a stockholder must submit proposals (including nominees for election to the Board of Directors) for consideration at a stockholders’ meeting in order for those proposals to be considered at the meeting. In order for a proposal to be considered at a stockholders’ meeting, the stockholder making the proposal must have given timely notice in writing to the Secretary of AutoImmune. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal mailing address of AutoImmune Inc., 1199 Madia Street, Pasadena, CA 91103, not less than 60 days nor more than 90 days prior to the meeting, except that in the event that less than 70 days’ notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be received no later than the close of business on the 10th day following the day on which such notice of the date of the meeting was mailed or such public disclosure was made.

OTHER MATTERS

The Board of Directors knows of no business which will be presented for consideration at the Annual Meeting other than that shown above. However, if any such other business should come before the Annual Meeting, it is the intention of the persons named as proxies in the enclosed form of proxy to vote the proxies in respect of any such business in accordance with their best judgment.

SOLICITATION OF PROXIES

AutoImmune will bear the cost of preparing, assembling and mailing these proxy materials and all costs of solicitation. In addition to soliciting proxies by mail, officers and directors of AutoImmune, without additional compensation, may use their personal efforts to obtain proxies. Such assistance may take the form of personal, telephonic or written solicitation or any combination thereof. AutoImmune will also request persons, firms and corporations holding shares in their names, or in the names of their nominees, which shares are owned beneficially by others, to send these proxy materials to and obtain proxies from such beneficial owners and will reimburse such holders for their reasonable expenses in doing so.

By Order of the Board of Directors

Constantine Alexander Secretary

April 8, 2004

Appendix A

AUDIT COMMITTEE CHARTER

The Audit Committee has been established by the Board of Directors of AutoImmune Inc. (the “Company”) for the purpose of overseeing the accounting and financial reporting processes of the Company and audits of the financial statements of the Company.

The Audit Committee shall be comprised of at least three Directors who meet the independence, education and experience requirements of the Securities Exchange Act of 1934 and the Nasdaq National Market, Inc. (“Nasdaq”), as in effect from time to time. Except as the Board of Directors may otherwise determine, the Audit Committee shall make its own rules for the conduct of its business, but unless otherwise permitted by the Board, its business shall be conducted as nearly as may be in the same manner as the By-laws of the Company provide for the conduct of business by the Board of Directors.

The duties of the Audit Committee shall be as follows:

1.	The Audit Committee shall be directly responsible for the appointment, compensation, retention and oversight of the work of any public accounting firm engaged by the Company (including resolution of disagreements between management and such firm regarding financial reporting) for the purpose of preparing or issuing an audit report or related work or performing other audit, review or attest services for the Company, and each such independent firm shall report directly to the Audit Committee.

2.	The Audit Committee shall monitor the independence of the Company’s independent accountants, including any relationship or services that may impact the objectivity and independence of the Company’s independent accountants and shall obtain a written statement from the Company’s independent accountants delineating all relationships between the independent accountants consistent with the requirements of Nasdaq. The Audit Committee (or one or more designated members thereof) shall pre-approve all auditing and non-audit services (except de minimis non-audit services and auditing services within the scope of the engagement of the independent accountant) provided to the Company by the independent accountant. These accountants shall be ultimately accountable to the Board of Directors of the Company and the Audit Committee as representatives of the stockholders.

3.	The Audit Committee shall review the Company’s financial statements to be filed with the Securities and Exchange Commission and the results of any independent audit thereof, including the adequacy of internal controls and financial accounting policies. The Audit Committee shall review management’s assessment of the effectiveness of the internal control structure and procedures of the Company for financial reporting and the auditor’s attestation and report on the assessment made by management. The Audit Committee shall review and discuss the Company’s annual audited financial statements with management and shall recommend to the Board of Directors whether these financial statements should be included in the Company’s Annual Report on Form 10-K to be filed with the Securities and Exchange Commission.

4.	The Audit Committee shall, to the extent it deems appropriate, review reports filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, including the disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations.

5.	The Audit Committee shall review and approve all related-party transactions to the extent required by Nasdaq.

6.	The Audit Committee shall establish procedures for:

a.	the receipt, retention and treatment of complaints received by the Company regarding accounting, internal controls, or auditing matters, and

b.	the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

7.	The Audit Committee shall oversee or conduct special investigations or other functions at the request of the Board of Directors.

The Audit Committee shall have the authority to engage, and to determine appropriate compensation for, independent counsel and other advisers, as it determines necessary to carry out its duties. The Company shall provide appropriate funding, as determined by the Audit Committee, for payment of compensation to any public accounting firm engaged for the purpose of rendering or issuing an audit report or related work or performing other audit, review or attest services for the Company and to any advisors employed by the Audit Committee as provided in this charter. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Audit Committee shall meet as a separate Committee at least once per year and as often as it deems necessary to carry out its duties. The Audit Committee shall make regular reports to the Board of Directors.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

AUTOIMMUNE INC.

ANNUAL MEETING OF STOCKHOLDERS — May 20, 2004

Proxy Solicited On Behalf of the Board of Directors

The undersigned stockholder hereby appoints Robert C. Bishop and Heather A. Ellerkamp, and each of them individually, proxies for the undersigned, with full power of substitution and re-substitution, to represent the undersigned and to vote all shares of common stock of AUTOIMMUNE INC. (“AutoImmune”) that the undersigned is entitled to vote at the Annual Meeting of Stockholders of AutoImmune to be held on Thursday, May 20, 2004 and at any and all adjournments thereof (the “Meeting”), as follows:

1. Election of Directors. Nominees:

Robert C. Bishop, Ph.D.         Hugh A. D’Andrade         Allan R. Ferguson         R. John Fletcher

☐ FOR	☐ WITHHELD

☐	FOR, except vote withheld for the following nominee(s), if any:

2. Authorizing proxyholders to vote in their discretion as to such matters as may properly come before the Meeting, other than proposals of which AutoImmune has received proper notice in accordance with its By-laws.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED HEREIN. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR ALL OF THE NOMINEES FOR DIRECTOR AND SHALL BE DEEMED TO AUTHORIZE THE PROXYHOLDERS TO VOTE IN THEIR DISCRETION AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING TO THE EXTENT PERMITTED BY APPLICABLE LAW.

PLEASE SIGN ON REVERSE

Signature(s)

Date: , 2004

NOTE: Please sign exactly as name or names appear above. When signing as Attorney, Executor, Trustee, Guardian, or Officer of a corporation, please give your title. For joint accounts, all named holders should sign.

PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.